UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 19, 2005


                              SUNWIN INTERNATIONAL
                              NEUTRACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                     033-10456                 56-2416925
------------------------------  ---------------------   ----------------------
(State or other jurisdiction       (Commission               (IRS Employer
   of incorporation)               File Number)            Identification No.)


6 Youpeng Road, Qufu, Shandong, China                         273100
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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code      (86) 537-4424999
                                                     ------------------------


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [  ]  Written communications pursuant to Rule 425 under the Securities
               Act (17 CFR 230.425)

         [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
               Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02         RESULTS OF OPERATION AND FINANCIAL CONDITION

On September 19, 2005, we issued a press release announcing our July 31, 2005 quarter end financial results. On September 23, 2005, we issued a press release clarifying and correcting certain information contained in the September 19, 2005 press release. A copy of these press release are attached hereto as Exhibit
99.1 and 99.2 and are incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1     Press Release dated September 19, 2005.
99.2     Press Release dated September 23, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SUNWIN INTERNATIONAL NEUTRACEUTICALS, INC.


Date:  September 23, 2005                          By:  /s/  Dongdong Lin
                                                   -----------------
                                                   Dongdong Lin
                                                   Chief Executive Officer